FORM OF PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each of them with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock, held of record by the undersigned on March 15, 2002 at the Meeting of Shareholders to be held on May 14, 2002 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

By signing and dating this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1.	To approve or disapprove the Agreement and Plan of Reorganization as described in the accompanying proxy statement and prospectus	For	Against	Abstain
		[_]	[_]	[_]

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

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Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

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